EXHIBIT 21.1
WEINGARTEN REALTY INVESTORS
LIST OF SUBSIDIARIES OF THE REGISTRANT

State of
Subsidiary	Incorporation

AN/WRI DEVCO #1, Ltd.	Texas
AN/WRI Partnership, Ltd.	Texas
Best in the West Holdings, LLC.	Delaware
Brookwood Square Holdings, LLC	Delaware
Chino Hills Holdings, LLC	Delaware
Eastex Venture	Texas
El Camino Holdings LLC	Texas
Falls Pointe Holdings, LLC	Delaware
Fenton Market Place Venture	Texas
Flamingo Pines Holdings, LLC	Delaware
Heritage HT #1, LLC	North Carolina
High House Holdings, LLC	Delaware
Hollywood Hills Holdings, LLC	Delaware
Jacinto City, Ltd.	Texas
Jackson West Holdings, LLC	Delaware
Las Tiendas Holdings, LLC	Delaware
Main/O.S.T., Ltd.	Texas
Markham West Shopping Center, L.P.	Delaware
Miller Weingarten Realty, LLC	Colorado
Nanocorp, Inc.	Texas
NOBSIL, L.L.C.	Maine
Northcross Holdings, LLC	Delaware
Northwest Hollister Venture	Texas
Parliament Square Center, Inc.	Texas
Phelan Boulevard Venture	Texas
Pinecrest Plaza Holdings, LLC	Delaware
Rancho San Marcos Holdings, LLC	Delaware
RGC Starr Retail, Ltd.	Texas
Rosenberg, Ltd.	Texas
Roswell Corners Holdings LLC	Delaware
S/W Albuquerque, L.P.	Texas
Sheldon Center, Ltd.	Texas
Siempre Viva 7 and 8 Holdings, LLC	Delaware
South Loop-Long Wayside Company	Texas
SPM/WRI College Station, L.P.	Texas
SPM/WRI Rockwall, L.P.	Texas
Strategic Retail Partners, L.L.C.	Delaware
Strategic Retail Partners II, L.L.C.	Delaware
Steele Creek Holdings, LLC	Delaware
Sugarloaf Holdings, LLC	Delaware

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EXHIBIT 21.1 (Cont'd.)

State of
Subsidiary	Incorporation

Weingarten Aurora Inc.	Colorado
Weingarten Golden State, Inc.	Delaware
Weingarten GS Delaware, Inc.	Delaware
Weingarten GS, Inc.	Texas
Weingarten Hughes Waterford Venture	Texas
Weingarten Las Tiendas JV	Texas
Weingarten Lowry Inc.	Colorado
Weingarten Maya Tropicana, LLC	Delaware
Weingarten Maya Tropicana II, LLC	Delaware
Weingarten Miller Glenwood Joint Venture	Delaware
Weingarten Miller Glenwood, LLC	Colorado
Weingarten Northcross JV	Texas
Weingarten Nostat, Inc.	Texas
Weingarten Realty Management Company	Texas
Weingarten Shary Crossing JV	Texas
Weingarten Shary North JV	Texas
Weingarten Starr Plaza JV	Texas
Weingarten Tenth-Jackson West JV	Texas
Weingarten Thorncreek Inc.	Colorado
Weingarten/Bridges at Smoky Hill	Texas
Weingarten/Bridges at Smoky Hill II LLC	Delaware
Weingarten/Bridges at Smoky Hill III LLC	Delaware
Weingarten/Finger Venture	Texas
Weingarten/Investments, Inc.	Texas
Weingarten/Lufkin, Inc.	Texas
Weingarten/Maya Tropicana Venture	Nevada
Weingarten/Miller/American Fork Joint Venture	Texas
Weingarten/Miller/American Fork LLC	Colorado
Weingarten/Miller Aurora Joint Venture	Texas
Weingarten/Miller/Aurora II LLC	Colorado
Weingarten/Miller Elizabeth Joint Venture	Texas
Weingarten/Miller/Englewood	Texas
Weingarten/Miller/Fiest Joint Venture	Texas
Weingarten/Miller/Fiest II Joint Venture	Texas
Weingarten/Miller/Green Valley Joint Venture	Texas
Weingarten/Miller/GVR LLC	Colorado
Weingarten/Miller/GVR II LLC	Colorado
Weingarten/Miller/Lowry Joint Venture	Texas
Weingarten/Miller/Lowry II LLC	Colorado
Weingarten/Miller/Thorncreek Joint Venture	Texas
Weingarten/Miller/Thorncreek II LLC	Colorado
Weingarten/Miller/Westminster Joint Venture	Texas
Weingarten/Monvis LLC	Arizona

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EXHIBIT 21.1 (Cont'd.)

State of
Subsidiary	Incorporation

Weingarten 1815 S. 10th JV	Texas
WNI/Tennessee Holdings, Inc.	Delaware
WNI/Tennessee, L.P.	Delaware
WRI Best in the West, LLC	Delaware
WRI Brookwood Square, LLC	Delaware
WRI Cottonwood, LLC	Delaware
WRI Cottonwood Holdings, LLC	Delaware
WRI El Camino, LP	Texas
WRI Fiesta Trails, LP	Texas
WRI Fiesta Trails Holdings, LLC	Texas
WRI Flamingo Pines, LLC	Delaware
WRI Golden State, LLC	Delaware
WRI Greenhouse LP	Delaware
WRI GS Partnership, L.P.	Delaware
WRI Hughes, LLC	North Carolina
WRI Jackson West, LP	Delaware
WRI Johnston Road Plaza, LLC	Delaware
WRI Kennesaw, LLC	Delaware
WRI Laguna Isles, LLC	Delaware
WRI Las Tiendas, LP	Delaware
WRI LLA Venture	Texas
WRI Marshalls Plaza, LP	Texas
WRI Northcross, LP	Texas
WRI Northtown I, LP	Texas
WRI Northtown II, LP	Texas
WRI Overton Holdings, LLC	Delaware
WRI Overton Plaza, LP	Texas
WRI Pinecrest Plaza, LLC	Delaware
WRI Ravenstone, LLC	Delaware
WRI River Marketplace, LLC	Delaware
WRI Roswell Corners, LLC	Delaware
WRI Sandy Plains, LLC	Delaware
WRI Siempre Viva 345, LLC	Delaware
WRI Siempre Viva 7 and 8, LLC	Delaware
WRI Steele Creek, LLC	Delaware
WRI Strom, L.P.	Delaware
WRI Sugarloaf, LLC	Delaware
WRI Thompson Bridge, LLC	Delaware
WRI Trautman, L.P.	Delaware
WRI Uintah Gardens, LLC	Delaware
WRI Uintah Holdings, LLC	Delaware
WRI University Palms, LLC	Delaware
WRI University Place, LLC	Delaware

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EXHIBIT 21.1 (Cont'd.)

State of
Subsidiary	Incorporation

WRI Westgate Industrial Holdings, LLC	Texas
WRI Westgate Industrial, LP	Texas
WRI West Jordan LLC	Delaware
WRI/Atlanta Park, L.P.	Delaware
WRI/Atlanta Park-3658, L.P.	Delaware
WRI/Chino Hills, LLC	Delaware
WRI/Crosby Venture	Texas
WRI/Dickinson Venture	Texas
WRI/Falls Pointe, LLC	Delaware
WRI/High House LLC	Delaware
WRI/Hollywood Hills, LLC	Delaware
WRI/Lone Star, Inc.	Texas
WRI/Louisiana Holdings, Inc.	Delaware
WRI/Miller Westminster I LLC	Delaware
WRI/Miller Westminster II LLC	Delaware
WRI/Pavilion, Inc.	Texas
WRI/Pembroke, Ltd.	Texas
WRI/Pitman Corners, Inc.	Texas
WRI/Post Oak, Inc.	Texas
WRI/Raleigh LP	Delaware
WRI/Rancho San Marcos, LLC	Delaware
WRI/Rockwall, Inc.	Texas
WRI/Tamiami Trail, LLC	Delaware
WRI/TEXLA, LLC	Louisiana
WRI/Utah Properties, L.P.	Delaware
WRI/7080 Express Lane, Inc.	Texas
WRI-SRP Chatham Crossing, LLC	Delaware
WRI-SRP Highlands Ranch, LLC	Delaware
WRI-SRP Lake Washington, LLC	Delaware